UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Rocky Mountain Chocolate Factory, Inc.

(Name of Registrant as Specified in its Charter)

ANDREW T. BERGER
MARY K. THOMPSON
AB VALUE PARTNERS, LP
AB VALUE MANAGEMENT LLC

______________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AB VALUE PARTNERS, LP, AB VALUE MANAGEMENT LLC,
ANDREW T. BERGER AND MARY K. THOMPSON

November 18, 2019

Dear Fellow Stockholder:

AB Value Partners, LP, AB Value Management LLC, Andrew T. Berger and Mary K. Thompson (collectively, “AB Value” or “we”) own an aggregate of 460,189 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“RMCF” or the “Company”), representing approximately 7.68%1 of the Common Stock outstanding of the Company, making us one of the Company’s largest stockholders. For the reasons set forth in the attached proxy statement, we believe changes to the composition of the Board of Directors of the Company (the “Board”) are necessary to ensure that the Company is being run in a manner consistent with your best interests.

We believe there is significant value to be realized at RMCF. However, we are concerned that the Board is not taking appropriate action to execute upon the opportunities that we believe are available to drive stockholder value. Given the Company’s stock price underperformance under the oversight of the current Board, we strongly believe that the Board must be reconstituted to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.

We are seeking your support to (i) elect our nominee candidates, me, Andrew T. Berger, and Mary K. Thompson, to the Board and (ii) request that the Board redeem any previously-issued, and not adopt or extend any, poison pill, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within the previous twelve months. We believe that our fresh perspectives and relevant industry experience would, if elected, allow us to revitalize the Company and allow the Company to realize its full potential. We further believe that our proposal will increase management accountability. We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.

If you have any questions or require any assistance with your vote, please contact InvestorCom LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,
/s/ Andrew T. Berger
Andrew T. Berger
AB Value Management LLC

____________

1          Ownership percentage is based on 5,994,997 shares of Common Stock outstanding as of October 1, 2019, as disclosed in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on October 11, 2019.

If you have any questions or need assistance in voting your WHITE proxy card, or need additional copies of AB Value’s proxy materials, please contact:

19 Old Kings Highway S. — Suite 210
Darien, CT 06820
Toll Free (877) 972-0090
Banks and Brokers call collect (203) 972-9300
info@investor-com.com

ANNUAL MEETING OF STOCKHOLDERS
OF
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

______________________________

PROXY STATEMENT
OF
AB VALUE PARTNERS, LP, AB VALUE MANAGEMENT LLC,
ANDREW T. BERGER AND MARY K. THOMPSON

______________________________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY

AB Value Partners, LP, AB Value Management LLC, Andrew T. Berger and Mary K. Thompson (collectively, “AB Value” or “we”) own an aggregate of 460,189 shares of common stock, $0.01 par value per share (the “Common Stock”), of Rocky Mountain Chocolate Factory, Inc. (“RMCF” or the “Company”), representing approximately 7.68% of the Common Stock outstanding of the Company. Stockholders who own the Common Stock as of the close of business on November 22, 2019 (the “Record Date”) will be entitled to vote at this year’s annual meeting of stockholders, scheduled to be held at an as yet to be disclosed by the Company location, on Thursday, January 9, 2020, at an as yet to be disclosed by the Company time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We therefore seek your support at the Annual Meeting for the following:

1.      To elect five directors for the RMCF Board of Directors (the “Board”) to serve until the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) and until their respective successors are duly elected and qualified, of which we have nominated two candidates: Andrew T. Berger and Mary K. Thompson (each an “ AB Value Nominee” and, together, the “AB Value Nominees”);

2.      To ratify the selection of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as the independent registered public accounting firm of RMCF and its subsidiaries for the year ending February 29, 2020;

3.      To approve our proposal to request that the Board redeem any previously issued, and not adopt or extend any, poison pill, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within the previous twelve months (the “Poison Pill Redemption Proposal”); and

4.      To transact other such business as may properly come before the Annual Meeting.

This proxy statement, which is being furnished by AB Value (this “Proxy Statement”), is seeking your support for the AB Value Nominees and for the Poison Pill Redemption Proposal. AB Value is soliciting proxies from stockholders to elect Andrew T. Berger and Mary K. Thompson to the Board. Accordingly, with respect to the election of directors, the enclosed WHITE proxy card may only be voted for the AB Value Nominees and does not permit you to vote for any of the Company’s director nominees. See “Voting and Proxy Procedures” below for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

The participants in this solicitation intend to vote their shares (the “AB Value Shares”) “FOR” the election of the AB Value Nominees, “FOR” the ratification of the selection of EKS&H as the Company’s independent registered public accounting firm and “FOR” the Poison Pill Redemption Proposal.

This Proxy Statement and the enclosed WHITE proxy card are first being given to stockholders on or about November 18, 2019.

As described in its Order of Final Judgment, dated November 4, 2019, the Court of Chancery of the State of Delaware requires that the Company set the close of business on November 22, 2019 as the Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting. As a result, stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. It is anticipated that RMCF’s proxy statement will state the number of shares of Common Stock issued and outstanding as of the Record Date and eligible to vote. The principal executive offices of the Company are located at 265 Turner Drive, Durango, Colorado 81303.

AB Value urges you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.

Under the proxy rules, we may solicit proxies in support of the AB Value Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a stockholder of the Company who desires to vote for up to a full complement of five director nominees to use the WHITE proxy card to vote for the AB Value Nominees as well as the Company’s nominees for whom we are seeking authority and will exercise authority to vote. As a result, should a stockholder so authorize us on the WHITE proxy card, we would cast votes for the AB Value Nominees and up to three of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote has agreed to serve with any of the AB Value Nominees, if elected, and there is no assurance that any of the Company’s nominees will serve as directors if either or both of the AB Value Nominees are elected to the Board.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual Meeting.

If your shares are registered in more than one name, the WHITE proxy card should be signed and dated by all such persons to ensure that all shares are voted for the AB Value Nominees, and for the Poison Pill Redemption Proposal.

Holders of record of shares of Common Stock on the Record Date are urged to submit a proxy, even if such shares have been sold after that date. The number of shares of Common Stock outstanding as of the Record Date is disclosed in RMCF’s proxy statement. Each share of Common Stock is entitled to one vote at the Annual Meeting.

THE SOLICITATION IS BEING MADE BY AB VALUE AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF RMCF. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH AB VALUE IS NOT MADE AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

AB VALUE URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE AB VALUE NOMINEES AND FOR THE POISON PILL REDEMPTION PROPOSAL.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE COMPANY. PLEASE RETURN ONLY THE ENCLOSED WHITE PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD UNDER ANY CIRCUMSTANCES. IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY CARD IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This Proxy Statement and WHITE proxy card are available at
www.icommaterials.com/RMCF

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. AB Value urges you to sign, date, and return the enclosed WHITE proxy card today to vote “FOR” the election of the AB Value Nominees, “FOR” the auditor ratification proposal and “FOR” the Poison Pill Redemption Proposal.

•        If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to AB Value, in care of InvestorCom LLC (“InvestorCom”), in the enclosed postage-paid envelope today.

•        If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker, trustee or other representative cannot vote your shares of Common Stock on your behalf without your instructions.

•        Depending upon your broker, trustee or other representative, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for the AB Value Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions or need assistance in voting your WHITE proxy card, or need additional copies of AB Value’s proxy materials, please contact InvestorCom at the phone number listed below:

19 Old Kings Highway S. — Suite 210

Darien, CT 06820

Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

info@investor-com.com

BACKGROUND OF THE SOLICITATION

On December 3, 2018, AB Value made its initial investment in the Company.

On January 17, 2019, a member of AB Value spoke with Bryan Merryman, RMCF’s Chief Financial Officer. This was AB Value’s first communication with any member or representative of the Company.

On February 26, 2019, Franklin E. Crail, then President and Chief Executive Officer of the Company, and Chairman of the Board, informed the Board of his retirement as President and Chief Executive Officer of the Company, effective immediately. Mr. Crail continues to serve as a member of the Board.

On February 26, 2019, the Board appointed Mr. Merryman, the Company’s then Chief Operating Officer, Chief Financial Officer and Treasurer, as the Company’s President and Chief Executive Officer to replace Mr. Crail, effective immediately. Mr. Merryman continues to serve on the Board and, in connection with this promotion, in the following capacities: President, Chief Financial Officer and Chief Executive Officer. The Board also appointed Mr. Merryman as Chairman. As a result of Mr. Merryman’s concurrent appointments, he simultaneously serves as the Company’s principal executive officer, principal financial officer and principal accounting officer for Securities and Exchange Commission (the “SEC”) reporting purposes.

On February 26, 2019, the Board also appointed Clyde Wm. Engle, already a Board member, to serve on the Company’s Audit Committee to fill the vacancy from the previously announced passing of Lee Mortenson. The Board determined that Mr. Engle is an independent director under applicable Nasdaq and SEC rules and regulations for service on the Audit Committee.

Between April 21 and May 26, 2019 AB Value called and emailed the Company on several different occasions in an attempt to have a constructive dialogue regarding potentially adding Andrew T. Berger and Mary K. Thompson to the Board. The Company failed to accept AB Value’s advice that Mr. Berger and Ms. Thompson be appointed.

On April 26, 2019, AB Value filed a Schedule 13D with the SEC disclosing its ownership stake in RMCF and the entry of AB Value Partners, L.P., AB Value Management LLC and Mr. Berger into a Joint Filing Agreement pursuant to which, among other things, AB Value Partners, L.P., AB Value Management LLC and Mr. Berger agreed to the joint filing on behalf of each of them on Schedule 13D, and any amendments thereto, with respect to the securities of the Company.

On May 18, 2019, AB Value delivered a notice (the “Nomination Notice”) to the Corporate Secretary of RMCF of AB Value’s intent to (i) nominate a slate of two highly qualified director candidates with directly relevant industry experience, comprised of the AB Value Nominees, Mr. Berger and Ms. Thompson, for election to the Board at the Annual Meeting, and (ii) submit a business proposal for consideration by stockholders at the Annual Meeting which calls for the Company to request that the Board redeem any previously issued, and not adopt or extend any, poison pill, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within twelve months.

On May 21, 2019, AB Value delivered a supplemental letter to the Corporate Secretary of the Company, amending the Nomination Notice to, among other things, acknowledge the Amended and Restated Joint Filing Agreement that AB Value and each of AB Value Partners, L.P., AB Value Management LLC, Mr. Berger and Ms. Thompson entered into as of May 21, 2019, pursuant to which, among other things, each of the parties agreed to the joint filing on behalf of each of them on Schedule 13D, and any amendments thereto, with respect to the securities of the Company.

On May 22, 2019, AB Value filed Amendment No. 1 to its Schedule 13D with the SEC to disclose the nomination of Mr. Berger and Ms. Thompson, the entry into the Amended and Restated Joint Filing Agreement and the submission to the Company of the Poison Pill Redemption Proposal.

On May 29, 2019, RMCF announced, in conjunction with its annual earnings results, that it is “conducting a process to explore and evaluate strategic alternatives to maximize stockholder value and position the Company for long-term success,” and had engaged North Point Advisors to act as its financial advisor and Perkins Coie LLP as legal counsel to assist with this review.

On May 30, 2019, Mr. Berger spoke with Mr. Merryman regarding the AB Value Nominees. During this conversation, Mr. Merryman confirmed to Mr. Berger that AB Value’s nomination of the AB Value Nominees was a motivating factor in the Board’s determination that the Company should conduct an exploration and evaluation of strategic alternatives. At no point had or has AB Value suggested that the Company conduct such an evaluation.

On July 25, 2019, AB Value filed its preliminary proxy statement in connection with the Annual Meeting.

On July 29, 2019, AB Value delivered a letter to the Company, pursuant to Section 220 of the Delaware General Corporation Law, demanding to inspect, among other things, the Company’s stockholder list materials (the “Stockholder List Demand”).

On July 30, 2019, AB Value filed Amendment No. 2 to its Schedule 13D to disclose the filing of its preliminary proxy statement, its entry into the Joint Filing and Solicitation Agreement and its entry into an indemnification agreement with each of Mr. Berger and Ms. Thompson.

On August 2, 2019, AB Value filed an amendment to its preliminary proxy statement.

On August 12, 2019, the Company’s counsel delivered a letter to AB Value in response to the Stockholder List Demand and provided AB Value with a certified list of record stockholders of the Company and the Amended and Restated Bylaws of the Company (the “Bylaws”). The letter stated that the Company did not provide any of the other information or records requested because such information was not yet available.

On August 13, 2019, AB Value delivered a demand letter to the Company pursuant to Section 220 of the Delaware General Corporation Law, demanding to inspect, among other things, books and records containing information related to the review of strategic alternatives announced by the Company on May 29, 2019 (the “Strategic Review Demand”) in an effort to confirm the extent to which the Company’s announcement of strategic alternatives was driven by AB Value’s Nomination Notice, as suggested by Mr. Merryman.

On August 22, 2019, the Company’s counsel sent AB Value a response to the Strategic Review Demand, refusing to provide the requested materials and asserting, among other things, that AB Value did not have a proper purpose for inspecting the requested books and records.

On August 23, 2019, the Company announced that its Board set the date of the Annual Meeting for January 9, 2020, a date that is more than 13 months following the Company’s 2018 annual meeting of stockholders and therefore in violation of Delaware law.

On September 9, 2019, AB Value delivered an open letter to the Board, expressing dissatisfaction with what it believes to be a startingly long and unnecessary delay in holding the Annual Meeting. In addition, AB Value questioned the Board’s motives in announcing a strategic review one week after AB Value had submitted its Nomination Notice and refusing to meet with the AB Value Nominees, despite AB Value’s timely and qualifying submission of the Nomination Notice.

On September 13, 2019, AB Value filed Amendment No. 3 to its Schedule 13D to disclose the letter sent to the Board on September 9, 2019.

By letter dated September 16, 2019, Mr. Merryman, on behalf of the Company, reached out to Mr. Berger to coordinate schedules to conduct formal interviews of the AB Value Nominees.

On September 20, 2019, Louis Geser filed a complaint in the Court of Chancery of the State of Delaware that named the Company as the defendant. The complaint alleged that the Company unlawfully deferred the Annual Meeting until January 9, 2020, nearly seventeen months after the Company’s last annual meeting held on August 17, 2018, in violation of Section 211(c) of the Delaware General Corporation Law (the “Company’s 211(c) Violation”).

On September 30, 2019, Mr. Berger responded to Mr. Merryman’s letter dated September 16, 2019, offering dates for interviews of the AB Value Nominees.

On October 1, 2019, Tracy Wojcik, Corporate Secretary of the Company, confirmed the AB Value Nominees’ interview date.

On October 18, 2019, the AB Value Nominees met with the Board in Denver, Colorado to conduct their formal interviews.

On or about October 23, 2019, Mr. Merryman and Ms. Wojcik extended Ms. Thompson an offer to join the Board.

On October 24, 2019, Mr. Merryman, Scott G. Capdevielle, a director of the Board, and Ms. Wojcik met telephonically with Mr. Berger, during which the Company’s representatives communicated to Mr. Berger that the Board declined to offer a directorship to Mr. Berger.

On November 1, 2019, Ms. Thompson spoke with Mr. Merryman to discuss the possibility of her joining the Board.

On November 4, 2019, the Court of Chancery of the State of Delaware issued its Order of Final Judgment with respect to the Company’s 211(c) Violation. The order requires the Company to hold the Annual Meeting on January 9, 2020 and set the Record Date for the Annual Meeting as the close of business on November 22, 2019. The order also requires the number of shares present at the Annual Meeting to constitute a quorum at such meeting. The order further provides that unless the Company receives prior approval from the Court of Chancery of the State of Delaware, the Company cannot change the date of the Annual Meeting or its applicable Record Date and quorum requirements.

Also on November 4, 2019, Ms. Thompson communicated to Mr. Merryman that she believes greater Board refreshment, including the addition of a fresh and strong stockholder voice, is necessary to enact meaningful change prior to her agreeing to join the Board.

On November 13, 2019, Mr. Berger received a letter from Mr. Merryman on behalf of the Company stating, among other things, its willingness to appoint Ms. Thompson and its decision not to add Mr. Berger to the Board. Mr. Merryman incorrectly asserted that Ms. Thompson communicated to the Company that she would not agree to join the Board unless Mr. Berger himself were to accompany her. This assertion by Mr. Merryman about Ms. Thompson was not only in direct conflict with words expressed by Ms. Thompson to Mr. Berger related to her willingness to join the Board, but also counter to Mr. Berger’s understanding of the clear message and words expressed by Ms. Thompson to Mr. Merryman.

On November 15, 2019, Ms. Thompson sent a note to Ms. Wojcik, reasserting her previously made unambiguous position that she had declined a seat on the Board based on her belief that to effect meaningful change at the Company, more than one fresh perspective is needed.

On November 18, 2019, AB Value filed its definitive Proxy Statement in connection with the Annual Meeting.

REASONS FOR THE SOLICITATION

We own approximately 7.68% of the Common Stock. As such a large stockholder, we are disappointed with the performance of the Company, its Board and management, its strategy and its operations. We believe there is significant potential in the Company’s assets, people, markets and business relationships. However, the Company, in our view, has simply failed to capitalize on this potential to create value for stockholders. We believe the Company has a misguided strategy, a history of poor execution and an inadequate and inexperienced Board. We believe a change in the Board’s composition is needed to ensure objective and independent oversight of the Company’s management, strategy and operations. In our view, stockholders cannot expect the Company to perform better in the future than it has in the past without fundamental change, beginning in the boardroom.

•        Declining Stock Price Performance

Over the past five years, RMCF’s stock has significantly lagged behind all major indices we find relevant, as well as all of its publicly traded confection-related peers: The Hershey Company, Paradise, Inc., Tootsie Roll Industries, Inc. and Valhi, Inc. This peer group, measured against which the Company clearly underperforms, was hand-picked by the Company and taken from its 2014 proxy statement.1

Source: Rocky Mountain Chocolate Factory, Inc., 2014 Proxy Statement

RMCF vs. S&P 500 vs. RTY - 5 yr. Chart (July 14, 2014 – July 14, 2019)

Source: bloomberg.com/

____________

1          RMCF ceased publishing this data comparison after 2014.

RMCF vs. HSY vs. PARF vs. TR vs. VHI - 5 yr. Chart (July 14, 2014 – July 14, 2019)

Source: bloomberg.com/

The Company’s stock price peaked at $15.27 per share at the market close on February 24, 2015 and has declined 45% since then to close at $8.47 per share on July 15, 2019.

RMCF Stock Chart:

•        Failure to Grow the Company

RMCF revenues have steadily declined despite the Company spending almost $6.9 million in cash on acquisitions (i.e., acquiring sales), which added hundreds of franchise locations to its portfolio. Based on our evaluation of publicly available information, during the past five years, all of the following have declined — factory sales, retail sales and royalty, marketing and franchise fees.2

From FY 2015 to FY 2019, overall revenues have plummeted 17% to $34.5 million, down from $41.5 million. During the same five-year period, net income collapsed 43% to $2.2 million in FY 2019, down from $3.9 million in FY 2015. We believe that this decline was driven by poor management that resulted in a 59% decrease in the number of yogurt stores and associated brands (this includes franchised locations, company owned and operated stores and licenses) and a 9% decline in the number of RMCF outlets.

(000’s)	2019	2018	2017	2016	2015
Total Sales	34,545	38,076	38,296	40,457	41,509
Sale Growth	-9.3%	-0.6%	-5.3%	-2.5%

Source: Rocky Mountain Chocolate Factory, Inc. Annual Report on Form 10-K FY2015 – FY2019

•        Lack of Manufacturing Efficiencies

In the section titled “Enhanced Operating Efficiencies” of the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 28, 2015, the Company stated that, “[w]e seek to improve our profitability by controlling costs and increasing the efficiency of our operations. Efforts in the last several years include: the purchase of additional automated factory equipment, implementation of a comprehensive Advanced Planning and Scheduling (APS) system for production scheduling, implementation of alternative manufacturing strategies and installation of enhanced Point-of-Sale (POS) systems in all of our Company-owned and the majority of our franchised stores. These measures have significantly improved our ability to deliver our products to our stores safely, quickly and cost-effectively and impact store operations.” Despite the Company’s efforts to improve efficiencies, factory gross profit has declined $3.0 million to $4.8 million in FY 2019 from $7.9 million in FY 2015. During the same period, factory gross profit margin plummeted to 19.9% in FY 2019 from 30.3% in FY 2015.

As gross profit margin was declining, the Company more than doubled the number of its distinct product offerings, such as its chocolate candies and other confectionery products. While production has declined from 2.67 million pounds of chocolate shipped in FY 2015 to 2.19 million pounds of chocolate shipped in FY 2019, the Company’s number of distinct product offerings increased from 300 to 700. At FY 2019, the factory was down to operating at only 41% of capacity (full capacity of producing 5.3 million pounds per year is based on management’s estimates at FY 2019).3 Astonishingly, despite the poor performance and factory sales accounting for 70% of total Company sales in FY 2019, neither the Board nor management has hired a senior manager or director in charge of manufacturing.

($000’s)	2019	2018	2017	2016	2015
Factory Gross Profit	4,820	6,353	6,243	7,204	7,856
Gross Profit Margin	19.9%	24.4%	24.6%	27.3%	30.3%

Source: Rocky Mountain Chocolate Factory, Inc. Annual Report on Form 10-K FY2015 – FY2019

	2019	2018	2017	2016	2015
Distinct types of chocolate candies & other confectionery products produced	700	700	350	300	300

Source: Rocky Mountain Chocolate Factory, Inc. Annual Report on Form 10-K FY2015 – FY2019

____________

2         See “Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 28, 2019, the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 28, 2018, the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 28, 2017, the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 29, 2016, and the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 28, 2015.

3                In “Item 2: Properties” of the Company’s Annual Report on Form 10-K filed for the fiscal year ended February 28, 2019, management states, “During FY 2008, we conducted a study of factory capacity. As a result of this study, we believe the factory has the capacity to produce approximately 5.3 million pounds per year, subject to certain assumptions about product mix. In January 1998, we acquired a two-acre parcel adjacent to our factory to ensure the availability of adequate space to expand the factory as volume demands.”

•        Poor Acquisition Strategy (Yogurt Stores)

Despite failing to show a profit with its own yogurt locations beginning in FY 2012, the Company’s management decided to significantly expand this profitless business. In FY 2012, the Company opened its first 12 of 13 (9 company-owned and 4 franchised stores) Aspen Leaf Yogurt locations. The Company had 1 company-owned location open in FY 2011. In FY 2012, an operating loss of $586,000 was incurred related to the opening and operation of Aspen Leaf Yogurt locations. Shortly thereafter, RMCF started to restructure and acquire assets of other branded self-serve frozen yogurt stores. From FY 2014 to FY 2019, through its U-Swirl subsidiary, RMCF spent $6.9 million in cash, which was borrowed from Wells Fargo Bank, N.A. According to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2019, “[t]he Company’s long-term debt is comprised of a promissory note used to finance prior business acquisitions by SWRL.” Since FY 2013, when U-Swirl started reporting segment results, U-Swirl has incurred $2.0 million in segment losses. At FY 2014, U-Swirl had 285 locations (including all associated brands), which have declined 64%, to 102 locations (including all associated brands) at FY 2019, due to store closures exceeding store openings. We believe that any reasonable investor would come to the conclusion that the Company’s management of RMCF’s yogurt business has been a complete disaster.

•        Corporate Governance

It is a well understood principle of proper corporate governance that director tenure has implications related to director independence from management and promotes sufficient turnover to ensure that new perspectives are being added to the Board. Indeed, a prominent proxy advisory service has determined that boards for which the average tenure of all directors exceeds 15 years should be scrutinized to determine if independence has been compromised and new perspectives are absent from the board.4 The average tenure of the current Board’s directors is nearly 20 years (17.4 years). This extremely long average director tenure does not even account for the previous eight-year term of a current director — Clyde Wm. Engle also served as a director of the Company from December 1987 to August 1995.

Compounding what we deem a clear absence of a fresh perspective at the Company, the Company’s named executive officers have held their current positions for an average of approximately 16 years and have been working at the Company for an average of approximately 24 years.

Source: Based on the RMCF 2018 Proxy Statement

On March 1, 2015, the Company adopted, without stockholder approval, a poison pill labeled as a “Rights Agreement.” The poison pill is not set to expire for nearly ten years (i.e., March 1, 2025). In effect, and particularly in light of the Company’s recently announced strategic review, the poison pill allows the Board to arrogate to itself the sole right to determine what price a potential buyer must pay to acquire the Company. We believe this poison pill materially injures stockholders by reducing management accountability and facilitating entrenchment of incumbent directors.

____________

4          ISS United States Proxy Voting Guidelines (Benchmark Policy Recommendations), February 1, 2019.

•        Litigation Issues and a Lack of Disclosure of a Board Member

Mr. Engle, who happens to be the current chair of the Audit Committee, is or has been a party to different litigation matters for which a shocking lack of disclosure has been provided by the Company. According to the Company’s 2018 franchise disclosure document, “[d]ue to Mr. Engle’s inability or unwillingness to provide us with any additional information about his litigation matters, however, we cannot be certain that our descriptions are complete, accurate or that we have included each disclosable matter to which Mr. Engle is or has been a party” (emphasis added). In our opinion, this is a significant disclosure issue.

PROPOSAL 1

ELECTION OF NOMINEES

The Board is currently composed of five directors, each with terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the two highly qualified AB Value Nominees in opposition to certain members of the Company’s director nominees. As of the filing of this Proxy Statement, the Company has still yet to disclose who it intends to nominate as directors at the Annual Meeting. Your vote to elect the AB Value Nominees will have the legal effect of replacing two incumbent directors with the AB Value Nominees. In the event of election, our AB Value Nominees will comprise less than a majority of the Board following the Annual Meeting. As a result, there can be no assurance that any actions or changes proposed by our AB Value Nominees will be adopted or supported by the full Board.

We believe that the AB Value Nominees recommended by AB Value are best positioned to serve the Company and our fellow stockholders. ACCORDINGLY, AB VALUE RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH AND ALL OF THE NOMINEES ON THE WHITE PROXY CARD.

THE AB VALUE NOMINEES

Name	Age	Principal Occupation
Andrew T. Berger	47	Managing Member of AB Value Management LLC
Mary K. Thompson	56	Chief Operating Officer of Neighborly Brands

We believe the AB Value Nominees have the experience and qualifications to address the Company’s strategic, operational and governance deficiencies and possess the skill sets required to address the Company’s current needs:

Andrew Berger

Mr. Berger, age 47, has two decades of experience in investment analysis, investment management and business consulting. From March 1998 through January 2002, Mr. Berger served as Equity Analyst for Value Line, Inc. Since February 2002, Mr. Berger has served as President of Walker’s Manual, Inc., an investment publisher that he transformed into a business consulting company whose clients have included public and private companies. Since 2011, Mr. Berger has been the Managing Member of AB Value Management LLC, which serves as the General Partner of AB Value Partners, LP, an investment partnership which focuses on long-term investments in undervalued equities. Mr. Berger has been a director of Image Sensing Systems, a Nasdaq listed company that engages in the development and marketing of video and radar image processing products for use in traffic applications, since October 2015. Mr. Berger was appointed Executive Chairman of the Board of Directors of Image Sensing Systems in June 2016. Mr. Berger is also Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee of Image Sensing Systems. Since May 2017, Mr. Berger has been Chief Executive Officer of Cosi, Inc., a fast-casual restaurant chain that operates more than 60 domestic and international company-owned and franchised restaurants. He earned a B.S. in Business Administration with a concentration in finance from Monmouth University. We believe Mr. Berger’s investment management experience and experience within the food and franchising industry qualify him to serve as a director of the Company.

Mary Kennedy Thompson

Ms. Thompson, age 56, is a veteran of the franchising industry. Since 2015, she has served as the Chief Operating Officer of Neighborly Brands (“Neighborly”), a service provider focused on repairing, maintaining and enhancing customers’ homes and businesses, where she oversees the ongoing business operations within the company. Neighborly is the holding company for 21 service-based franchise organizations focused on repairing, maintaining and enhancing homes and business properties. Neighborly provides a diverse array of specialty services through more than 3,700 franchised locations in ten countries with system-wide revenue of $1.8 billion in 2018. Prior to her appointment as Neighborly’s Chief Operating Officer, Ms. Thompson served as the President of Mr. Rooter Plumbing Corporation, a franchisor focused on independently owned and operated plumbing franchisees, from October 2006 to July 2015. From December 1994 to October 2006, Ms. Thompson served as the President of and held other various leadership positions (including being a multi-unit franchisee) with Cookies by Design, a franchise concept specializing in customized cookie gifts produced at mall-based retail locations. Ms. Thompson served as an Officer in the United States Marine Corps from December 1985 to April 1993. She earned her B.A. in English from the University of Texas at Austin and completed the mini MBA Program in franchise management at the University of St. Thomas College of Business. We believe Ms. Thompson’s extensive business experience, especially with franchised companies, qualifies her to serve as a director of the Company.

A certified franchise executive by the International Franchise Association (“IFA”), Ms. Thompson has received the Bonny Levine Award for leadership by the IFA and was the U.S. Business Review Editor’s Choice for top Executives of the Year.

The principal business address of Mr. Berger is 200 Sheffield Street, Suite 311, Mountainside, New Jersey 07092. The principal business address of Ms. Thompson is 1020 N. University Parks Dr., Waco, Texas 76707.

As of the date hereof, Mr. Berger, as managing member of AB Value Management LLC, may be deemed to beneficially own 460,189 shares of Common Stock. All transactions by the Participants (as defined below) in this solicitation during the past two years are described in Annex A. Ms. Thompson does not own any shares of Common Stock and has not entered into any transactions in securities of the Company during the past two years.

Each AB Value Nominee may be deemed to be a member of a group (the “Group”) with the other participants for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each AB Value Nominee specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the members of the Group, see Annex A.

AB Value Management LLC and AB Value Partners, LP have entered into letter agreements pursuant to which it and its affiliates have agreed to indemnify each AB Value Nominee against certain claims arising from the proposed nomination and this solicitation and any related transactions. On May 21, 2019, each of the AB Value Nominees also entered into an Amended and Restated Joint Filing Agreement in which each of the AB Value Nominees, AB Value Management LLC and AB Value Partners, LP agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to securities of the Company, to the extent required by applicable law. On July 25, 2019, AB Value Management LLC and AB Value Partners, LP and the AB Value Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, (i) each of the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) each of the parties agreed to solicit proxies for the election of the AB Value Nominees to the Board at the Annual Meeting and (iii) AB Value Management LLC agreed to bear all expenses incurred in connection with such solicitation.

AB Value Management has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting.

If elected, the AB Value Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Other than as described in this Proxy Statement, there are no arrangements or understandings between the members of AB Value or any other person or persons pursuant to which the nomination of the AB Value Nominees described herein is to be made, other than the consent by each AB Value Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. No AB Value Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Each AB Value Nominee presently is, and if elected as a director of the Company, each of the AB Value Nominees would, in our view, be, an “independent director” within the meaning of (i) Nasdaq listing standards applicable to Board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No AB Value Nominee is a member of the Company’s Compensation, Nominating or Audit Committee that is not independent under any such committee’s applicable independence standards.

Each of the AB Value Nominees has consented to being named in this Proxy Statement and has agreed to serve as a director, if elected. The information herein concerning name, age and employment and material occupations, positions or officers of the AB Value Nominees for the last five years has been furnished by each of the AB Value Nominees. Except as described in this Proxy Statement, none of the AB Value Nominees beneficially owns any Common Stock.

Under the proxy rules, we may solicit proxies in support of the AB Value Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a stockholder of the Company who desires to vote for up to a full complement of five director nominees to use the WHITE proxy card to vote for our AB Value Nominees as well as the Company’s nominees for whom we are seeking authority and will exercise authority to vote. As a result, should a stockholder so authorize us on the WHITE proxy card, we would cast votes for the two AB Value Nominees and up to three of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote has agreed to serve with any of our AB Value Nominees, if elected, and there is no assurance that any of the Company’s nominees will serve as directors if either or both of the AB Value Nominees are elected to the Board. You should refer to the Company’s proxy statement and form of proxy for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

AB Value does not expect that either of the AB Value Nominees will be unable to stand for election or for good cause will not serve as a director, but if any vacancy in the slate of the AB Value Nominees occurs for any reason (including if RMCF makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the AB Value Nominees), the shares represented by the WHITE proxy card received by AB Value and not properly revoked will be voted for the substitute nominee(s) properly nominated by AB Value in compliance with the rules of the SEC and any other applicable laws and, if applicable, the Bylaws. We reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

If AB Value lawfully identifies or nominates substitute nominee(s) before the Annual Meeting, AB Value will file an amended proxy statement that identifies the substitute nominee(s), discloses whether such nominees have consented to being named in the revised proxy statement and includes all disclosure requirements required by Schedule 14A with respect to such substitute nominee(s).

There can be no assurance that if the AB Value Nominees are elected, they will be able to successfully carry out AB Value’s outlined plan to maximize stockholder value.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE AB VALUE NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND INTEND TO VOTE THE AB VALUE SHARES FOR THIS PROPOSAL.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As we anticipate will be discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained EKS&H as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020. EKS&H has been retained as the Company’s independent auditor continuously since fiscal 2004. The Company is submitting the appointment of EKS&H for ratification by the stockholders at the Annual Meeting.

As we anticipate will be disclosed in the Company’s proxy statement, stockholder approval is not required to appoint EKS&H as the Company’s independent registered public accounting firm, but the Company is submitting the selection of EKS&H to stockholders for ratification as a matter of sound corporate governance. If the stockholders fail to ratify the selection, the Company has indicated that the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment. We anticipate the Company to further disclose in its proxy statement that even if the selection is ratified by stockholders, the Audit Committee in its discretion may direct the selection of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

WE RECOMMEND YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF EKS&H AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2020. WE INTEND TO VOTE THE AB VALUE SHARES FOR THIS PROPOSAL.

PROPOSAL 3

ADVISORY VOTE ON REDEMPTION OF POISON PILL

AB Value is asking stockholders to indicate their support for the Poison Pill Redemption Proposal to assure that the Board redeems any poison pill it has adopted or extended prior to the Annual Meeting, unless the poison pill was submitted for stockholder approval within 12 months of the poison pill’s adoption. Accordingly, AB Value is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders of the Corporation urge the Board to redeem any poison pill previously issued and not adopt or extend any poison pill unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within 12 months.”

We have submitted the Poison Pill Redemption Proposal for consideration at the Annual Meeting because we believe that poison pills can insulate management at the expense of stockholders. On March 1, 2015, the Company adopted, without stockholder approval, a poison pill labeled as a “Rights Agreement.” We believe this poison pill injures stockholders by reducing management accountability. The poison pill is not set to expire until March 1, 2025, and absent Board intervention, the rights become exercisable when a person or group acquires a beneficial interest of 15% or more of the outstanding Common Stock. In effect, and particularly in light of the Company’s recently announced strategic review, the poison pill allows the Board to arrogate to itself the sole right to determine what price a potential buyer must pay to acquire the Company. However, the power of stockholders to accept an offer by a potential bidder provides an important check and balance on management and the Board in their stewardship of the stockholders’ interests. Because we believe that the poison pill dramatically curtails stockholders’ rights, stockholders should have a meaningful right to vote on the necessity of adopting such an entrenchment device.

While the proposal is of an advisory nature and is not binding on the Company, AB Value believes the support of the proposal by a majority of stockholders who attend the Annual Meeting in person or by proxy would serve as a strong signal to the Board that stockholders demand a right to vote on devices that significantly and adversely affect their rights.

WE RECOMMEND YOU VOTE “FOR” THE ADVISORY VOTE CALLING FOR THE REDEMPTION OF ANY POISON PILL PREVIOUSLY ADOPTED OR EXTENDED BY THE COMPANY. WE INTEND TO VOTE THE AB VALUE SHARES FOR THIS PROPOSAL.

WHO CAN VOTE AT THE ANNUAL MEETING

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

The Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting is November 22, 2019. Stockholders of RMCF as of the Record Date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the Record Date. Based on publicly available information, we believe that the only issued and outstanding class of securities of RMCF entitled to vote at the Annual Meeting is the Common Stock. It is anticipated that RMCF’s proxy statement will state the number of shares issued and outstanding as of the Record Date.

HOW TO VOTE BY PROXY

To elect the AB Value Nominees to the Board, promptly complete, sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed WHITE proxy card. Please contact our proxy solicitor, InvestorCom, toll-free at (877) 972-0090 if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the WHITE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

•        “FOR” the election of the AB Value Nominees to the Board: Andrew T. Berger and Mary K. Thompson

•        “FOR” the ratification of the appointment of EKS&H as the Company’s independent registered public accounting firm for fiscal year ending February 29, 2020

•        “FOR” the Poison Pill Redemption Proposal to request that the Board redeem any poison pill previously issued and not adopt or extend any poison pill unless submitted to a stockholder vote

Rule 14a-4(c)(3) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached WHITE proxy card. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE proxy card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting by telephone or via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote by telephone or via the Internet. If a stockholder’s brokerage firm or bank is participating in the telephone voting program or Internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting by telephone or the Internet on the voting form. Telephone and Internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our WHITE proxy card, then such stockholder should mark our WHITE proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, AB Value believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the AB Value Nominees, “FOR” the ratification of EKS&H as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020 and “FOR” the Poison Pill Redemption Proposal.

As we anticipate will be discussed in further detail in the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate five candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only the AB Value Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for the AB Value Nominees and does not confer voting power with respect to the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of the AB Value Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve on the Board with the AB Value Nominees who are elected.

While we currently intend to vote all of the AB Value Shares beneficially owned by AB Value in favor of the election of the AB Value Nominees, we reserve the right to vote some or all of the AB Value Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the AB Value Shares for some or all of the Company’s nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the AB Value Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. As required by the Order of Final Judgment in the Court of Chancery of the State of Delaware, dated November 4, 2019, and in accordance with Delaware General Corporation Law Section 211(c), the shares of stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the Annual Meeting, notwithstanding any provision in the Amended and Restated Certificate of Incorporation of RMCF or the Bylaws to the contrary.

Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. However, in contested elections, brokers do not have discretionary authority to vote on any proposals to be voted on at such meetings, whether routine or not. Because AB Value has provided notice to the Company that it has nominated the AB Value Nominees as a competing slate of directors in opposition to the Board’s nominees, the Annual Meeting is expected to constitute a contested election. Accordingly, brokers will not be permitted to vote shares held by a beneficial holder at the Annual Meeting without instructions from the beneficial holder as to how the shares are to be voted, and shares that are held by a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will not be counted as present at the Annual Meeting for the purpose of determining a quorum.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Company has adopted a plurality vote standard for all director elections. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Neither withheld votes nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, withheld votes and broker non-votes will have no direct effect on the outcome of the election of directors.

Ratification of the Selection of Accounting Firm — The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the selection of EKS&H as the Company’s independent accounting firm for the fiscal year ending February 29, 2020. Abstentions will have the same effect as votes “AGAINST” the ratification. Broker non-votes will have no effect on the proposal.

Advisory (Non-Binding) Vote to Approve the Redemption of the Poison Pill — The advisory (non-binding) vote to approve redemption of any poison pill the Company has adopted or extended prior to the Annual Meeting, unless the poison pill was submitted to stockholder approval within 12 months of the poison pill’s adoption, requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If properly executed, your WHITE proxy card will be voted as directed and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to AB Value a reasonable time before this solicitation.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to AB Value in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at the address which we anticipate will be disclosed in the Company’s proxy statement as Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, CO 81303, Attn: Corporate Secretary, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to AB Value in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the AB Value Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE AB VALUE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies pursuant to this Proxy Statement is being made by AB Value. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

AB Value has retained InvestorCom to solicit proxies in connection with the Annual Meeting. InvestorCom may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 5 people in its effort. AB Value has agreed to reimburse InvestorCom for its reasonable expenses and to pay it fees in connection with the proxy solicitation. AB Value has agreed to indemnify InvestorCom against certain liabilities arising out of or in connection with the engagement. It is currently expected that the fees payable to InvestorCom in connection with this proxy solicitation will not exceed $25,000.

In addition to the costs related to the engagement of InvestorCom, costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items.

The entire expense of soliciting proxies is being borne by AB Value. Costs of this solicitation of proxies are currently estimated to be approximately $250,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). AB Value estimates that through the date hereof its expenses in connection with this solicitation are approximately $15,000. To the extent legally permissible, if AB Value is successful in its proxy solicitation, then AB Value intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. AB Value does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, AB Value Partners, LP, AB Value Management LLC, Andrew T. Berger and Mary K. Thompson (collectively, the “Participants”) are participants in solicitation of proxies from the Company’s stockholders to vote in favor of the election of the AB Value Nominees to the Board and the approval of the Poison Pill Redemption Proposal.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Annex A to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business address of Mr. Berger, AB Value Management LLC and AB Value Partners, LP is 200 Sheffield Street, Mountainside, New Jersey 07092. Mr. Berger is a citizen of the United States of America.

The principal business address of Ms. Thompson is 1020 N. University Parks Dr., Waco, Texas 76707. Ms. Thompson is a citizen of the United States of America.

The principal business of AB Value Partners, LP is investing in securities. The principal business of AB Value Management LLC is to manage AB Value Partners, LP. The principal occupation of Mr. Berger is serving as the Managing Member of AB Value Management LLC, and the principal occupation of Ms. Thompson is serving as Chief Operating Officer of Neighborly.

Pursuant to letter agreements, AB Value Management LLC and AB Value Partners, LP have agreed to indemnify each of the AB Value Nominees against claims arising from their solicitation and any related transactions.

As of the date hereof, each of the Participants in this solicitation, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, are deemed to beneficially own an aggregate of 460,189 shares of Common Stock of the Company, representing approximately 7.68% of the Common Stock outstanding as of the Record Date and consisting of the following:

(1)    224,855 shares held directly by AB Value Partners, LP

(2)    235,334 shares held directly by AB Value Management LLC.

By virtue of the relationships among the Participants discussed above and the formation by them of a Section 13(d) group, all the Participants, individually, are deemed to beneficially own the 460,189 shares owned in the aggregate by AB Value.

Except as set forth in this Proxy Statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Annexes hereto), (i) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

AB Value has not paid any compensation to Mr. Berger or Ms. Thompson as a result of their becoming nominees of AB Value at the Annual Meeting. There are no other arrangements or understandings with Mr. Berger or Ms. Thompson, other than as set forth herein.

OTHER MATTERS AND ADDITIONAL INFORMATION

AB Value is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which AB Value is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

The information set forth below regarding the procedures for submitting stockholder proposals and director nominations for consideration at the 2020 Annual Meeting is based on information that we expect will be contained in the Company’s proxy statement filed with the SEC. The incorporation of this information in this Proxy Statement should not be construed as an admission by AB Value that such procedures are legal valid or binding.

Proposals of stockholders intended to be presented at the 2020 Annual Meeting must, in order to be included in the Company’s proxy statement and the form of proxy for the 2019 Annual Meeting, be delivered to the Company’s Corporate Secretary at 265 Turner Drive, Durango, Colorado 81303 by the date that we expect will be disclosed in the Company’s proxy statement.

Under the Bylaws, notice by any stockholder intending to present any proposal or director nomination at the 2020 Annual Meeting must be given in writing to the Company’s Corporate Secretary and received at RMCF’s principal executive offices no later than, nor no earlier than, the dates which we expect will be disclosed in the Company’s proxy statement (subject to certain exceptions if the 2020 Annual Meeting is advanced or delayed a certain number of days or the Board size is increased and no public announcement is made naming all of the nominees for director or specifying the size of the increase).

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE THE SECTION OF THIS PROXY STATEMENT TITLED “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement and the Annexes attached hereto has been taken from, or is based upon, publicly available information.

AB Value Partners, LP

November 18, 2019

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is reprinted from the Company’s Amendment No. 1 to its Annual Report on Form 10-K, filed with the SEC on June 28, 2019.2

The table sets forth information, as of June 1, 2019, with respect to the shares of Common Stock beneficially owned (i) by each person known to the Company to be the beneficial owner of more than 5% of our Common Stock, (ii) by each director, (iii) by each named executive officer set forth in the Summary Compensation Table and (iv) by all of the Company’s directors and executive officers as a group. As of June 1, 2019, 5,965,827 shares of Common Stock were outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
FMR LLC	582,493	(1)	9.77%
AB Value Management LLC	460,189	(2)	7.71%
Renaissance Technologies LLC	487,939	(3)	7.72%
Hoffman Wealth Management, LLC	302,366	(4)	5.07%

Directors and Named Executive Officers:
Franklin E. Crail	491,126		8.24%
Clyde Wm. Engle	4,000		*
Brett P. Seabert	—		*
Scott G. Capdevielle	8,228		*
Bryan J. Merryman	40,000	(5)	*
Edward L. Dudley	37,063	(6)	*
Gregory L. Pope	58,298	(7)	*
All executive officers and directors as a group (9 persons)(7)	651,059	(8)	11.98%

____________

*        Less than one percent.

(1)      Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 13, 2019. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2)      Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on May 22, 2019. The address of AB Value Management LLC is 200 Sheffield Street, Suite 311, Mountainside, New Jersey 07092.

(3)      Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 13, 2019. The shares are beneficially owned by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation. The address of Renaissance Technologies LLC and its affiliates is 800 Third Avenue, New York, New York 10022.

(4)      Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 14, 2019. The shares are beneficially owned by Taylor Hoffman Wealth Management, LLC, Brandon Christopher Taylor and Gabriel Christopher Hoffman. The address of Taylor Hoffman Wealth Management, LLC and its affiliates is 1802 Bayberry Court, Suite 101, Richmond, Virginia 23226.

(5)      Includes 10,000 shares issuable upon the vesting of RSUs within 60 days of June 1, 2019.

(6)      Includes 4,167 shares issuable upon the vesting of RSUs within 60 days of June 1, 2018.

(7)      Includes 4,167 shares issuable upon the vesting of RSUs within 60 days of June 1, 2018 and 38,620 shares held within the Rocky Mountain Chocolate Factory, Inc. 401(K) Plan.

(8)      Shares beneficially owned include 21,667 shares issuable to our executive officers and directors as a group upon the vesting of RSUs within 60 days of June 1, 2019.

____________

2          All percentages found in this beneficial ownership table are based on 5,965,827 shares of Common Stock outstanding as of June 1, 2019, as disclosed in Amendment No. 1 of the Company’s Annual Report on Form 10-K, filed with the SEC on June 28, 2019.

YOUR VOTE IS IMPORTANT

1.      Your proxy is important no matter how few shares of Common Stock you own. Be sure to vote on the WHITE proxy card. AB Value urges you NOT to sign any proxy card sent to you by RMCF or any other party.

2.      If you have already submitted a proxy card to RMCF for the Annual Meeting, you may change your vote to a vote “FOR” the election of the AB Value Nominees and “Against” RMCF’s slate by signing, dating and returning the enclosed WHITE proxy card, which must be dated after any proxy card you may previously have submitted to RMCF. Only your latest dated proxy card will count at the Annual Meeting.

3.      If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please contact the person responsible for your account and direct him or her to vote on the WHITE proxy card “FOR” the election of the AB Value Nominees.

4.      If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one WHITE proxy card. We encourage you to vote each WHITE proxy card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR ANDREW T. BERGER AND MARY K. THOMPSON BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO RMCF, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY SIGNING, DATING, AND MAILING THE ENCLOSED WHITE PROXY CARD OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance in voting your WHITE proxy card or need additional copies of AB Value’s proxy materials, please contact:

19 Old Kings Highway S. — Suite 210

Darien, CT 06820

Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

info@investor-com.com

IT IS IMPORTANT THAT YOU RETURN YOUR WHITE PROXY CARD PROMPTLY. PLEASE SIGN AND DATE YOUR WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.

ANNEX A

Transactions in Company Securities

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below. Neither Mr. Berger nor Ms. Thompson have engaged in any transactions in securities of the Company during the past two years.

Participant	Date of Purchase/Sale	Number of Shares of the Common Stock	Buy/Sell
AB Value Partners, LP	12/3/2018	4,775	Buy
	12/4/2018	5,346	Buy
	12/6/2018	1,400	Buy
	12/7/2018	300	Buy
	12/10/2018	1,784	Buy
	12/11/2018	1,766	Buy
	12/12/2018	954	Buy
	12/13/2018	3,625	Buy
	12/14/2018	4,450	Buy
	12/17/2018	450	Buy
	12/18/2018	695	Buy
	12/19/2018	150	Buy
	12/20/2018	11,266	Buy
	12/21/2018	13,091	Buy
	12/27/2018	1,241	Buy
	12/28/2018	2,400	Buy
	12/31/2018	5,800	Buy
	1/4/2019	2,354	Buy
	1/8/2019	500	Buy
	1/9/2019	1,753	Buy
	1/11/2019	2,500	Buy
	1/18/2019	1,507	Buy
	1/22/2019	100	Buy
	1/23/2019	200	Buy
	1/29/2019	300	Buy
	1/31/2019	971	Buy
	2/1/2019	300	Buy
	2/4/2019	49	Buy
	2/5/2019	1,175	Buy
	2/6/2019	100	Buy
	2/7/2019	700	Buy
	2/8/2019	149	Buy
	2/11/2019	50	Buy
	3/5/2019	4,350	Buy
	3/6/2019	4,559	Buy
	3/7/2019	890	Buy
	3/8/2019	7,633	Buy
	3/11/2019	950	Buy
	3/14/2019	5,232	Buy
	3/20/2019	500	Buy
	3/21/2019	50	Buy
	3/22/2019	150	Buy
	3/25/2019	2,500	Buy

Participant	Date of Purchase/Sale	Number of Shares of the Common Stock	Buy/Sell
	3/26/2019	2,824	Buy
	3/27/2019	150	Buy
	3/28/2019	1,050	Buy
	4/2/2019	62	Buy
	4/3/2019	2,944	Buy
	4/4/2019	1,750	Buy
	4/5/2019	516	Buy
	4/9/2019	1,300	Buy
	4/11/2019	4,233	Buy
	4/12/2019	2,226	Buy
	4/15/2019	23,955	Buy
	4/16/2019	12,599	Buy
	4/17/2019	13,777	Buy
	4/18/2019	7,507	Buy
	4/22/2019	31,200	Buy
	4/24/2019	1,000	Buy
	4/25/2019	15,228	Buy
	4/26/2019	1,100	Buy
	5/2/2019	979	Buy
	5/3/2019	241	Buy
	5/8/2019	820	Buy
	5/9/2019	360	Buy
AB Value Management LLC	12/3/2018	4,775	Buy
	12/4/2018	5,345	Buy
	12/6/2018	1,400	Buy
	12/7/2018	300	Buy
	12/10/2018	1,783	Buy
	12/11/2018	1,765	Buy
	12/12/2018	954	Buy
	12/13/2018	3,625	Buy
	12/14/2018	4,450	Buy
	12/17/2018	450	Buy
	12/18/2018	694	Buy
	12/19/2018	150	Buy
	12/20/2018	11,265	Buy
	12/21/2018	13,091	Buy
	12/27/2018	1,240	Buy
	12/28/2018	2,400	Buy
	12/31/2018	5,800	Buy
	1/4/2019	2,353	Buy
	1/8/2019	500	Buy
	1/9/2019	1,753	Buy
	1/11/2019	2,500	Buy
	1/18/2019	1,507	Buy
	1/22/2019	100	Buy
	1/23/2019	200	Buy
	1/29/2019	300	Buy
	1/31/2019	970	Buy
	2/1/2019	300	Buy

Participant	Date of Purchase/Sale	Number of Shares of the Common Stock	Buy/Sell
	2/4/2019	49	Buy
	2/5/2019	1,174	Buy
	2/6/2019	100	Buy
	2/7/2019	700	Buy
	2/8/2019	148	Buy
	2/11/2019	50	Buy
	3/5/2019	4,350	Buy
	3/6/2019	4,559	Buy
	3/7/2019	890	Buy
	3/8/2019	7,633	Buy
	3/11/2019	950	Buy
	3/14/2019	5,232	Buy
	3/20/2019	500	Buy
	3/21/2019	50	Buy
	3/22/2019	150	Buy
	3/25/2019	2,500	Buy
	3/26/2019	2,824	Buy
	3/27/2019	150	Buy
	3/28/2019	1,050	Buy
	4/2/2019	62	Buy
	4/3/2019	2,944	Buy
	4/4/2019	1,750	Buy
	4/5/2019	516	Buy
	4/9/2019	1,300	Buy
	4/11/2019	4,233	Buy
	4/12/2019	2,226	Buy
	4/15/2019	23,955	Buy
	4/16/2019	12,599	Buy
	4/17/2019	13,777	Buy
	4/18/2019	7,507	Buy
	4/22/2019	31,200	Buy
	4/24/2019	1,000	Buy
	4/25/2019	15,228	Buy
	4/26/2019	4,400	Buy
	5/2/2019	3,915	Buy
	5/3/2019	961	Buy
	5/8/2019	3,280	Buy
	5/9/2019	1,440	Buy

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

AB Value Partners, LP
AB Value Management LLC
Andrew T. Berger
Mary K. Thompson

IN OPPOSITION TO THE BOARD OF DIRECTORS
OF
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

____________________________

THIS PROXY IS SOLICITED ON BEHALF OF AB VALUE

THE BOARD OF DIRECTORS OF ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
IS NOT SOLICITING THIS PROXY

PROXY

The undersigned appoints AB Value Management LLC and Andrew Berger, and each of them acting individually or in the absence of others, attorneys and proxies with full power of substitution and re-substitution to vote all shares of common stock of Rocky Mountain Chocolate Factory, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company scheduled to be held at an as yet to be disclosed by the Company location on Thursday, January 9, 2020, beginning at an as yet to be disclosed by the Company time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”). This proxy card will be mailed to stockholders as soon as practicable once the Company discloses the location and time of the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to AB Value a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

AB VALUE RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3

1.      AB VALUE’S PROPOSAL TO ELECT DIRECTORS:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT WRITTEN BELOW
Nominees:	Andrew T. Berger Mary K. Thompson	[ ]	[ ]	[ ]

AB Value intends to use this proxy to vote (i) “FOR” Andrew T. Berger and Mary K. Thompson and (ii) “FOR” the candidates who have been nominated by the Company other than certain members of the Company’s director nominees, who will be named as soon as practicable after the Company discloses who it intends to nominate as directors at the Annual Meeting, for whom AB Value is not seeking authority to use this proxy to vote for and will not exercise any such authority. AB Value does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, AB Value has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

NOTE: If you do not wish for your shares to be voted “FOR” a particular AB Value nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the AB Value nominee(s) you do not support on the line below. Your shares will be voted for the remaining AB Value nominee(s). You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below. Your shares will then be voted for the remaining nominee(s).

_______________________________________________________________________

2.      COMPANY’S PROPOSAL TO RATIFY THE SELECTION OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.      AB VALUE’S PROPOSAL TO REDEEM PREVIOUSLY ISSUED POISON PILLS AND REQUIRE STOCKHOLDER APPROVAL OF POISON PILLS:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.      TO TRANSACT OTHER SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN PERSONALLY. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP NAME BY AUTHORIZED OFFICER.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

ANNUAL MEETING NOTICE:

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 9, 2020

YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS

Please forward your voting instructions as soon as possible using one of the following methods:

Available 24 Hours – 7 Days a Week

VOTE BY TELEPHONE

Using a touch-tone telephone, call the toll-free number which appears on the top left corner of your enclosed Voting Instruction Form.

Just follow these four easy steps:

1. Read AB Value Proxy Statement and enclosed Voting Instruction Form.

2. Call the toll-free number located on the top left corner of your Voting Instruction Form.

3. Enter your 12-digit Control Number located on your Voting Instruction Form.

4. Follow the simple recorded instructions.

Please vote your shares with "Opposition."
AB Value is identified as "Opposition."

VOTE BY INTERNET

Go to website:

WWW.PROXYVOTE.COM

Just follow these four easy steps:

1. Read AB Value Proxy Statement and enclosed Voting Instruction Form.

2. Go to the website www.proxyvote.com.

3. Enter your 12-digit Control Number located on your Voting Instruction Form.

4. Follow the simple instructions.

Please vote your shares with "Opposition."
AB Value is identified as "Opposition."

If you vote by telephone or Internet, do <u>not</u> return your Voting Instruction Form.

Thank you for your vote!